                                                                    EXHIBIT 32.1

                               BERNARD CHAUS, INC.
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Bernard Chaus, Inc. (the "Company")
on Form 10-K for the fiscal year ended June 30, 2006, as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

o    the Report fully complies with the requirements of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

o    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 28, 2006
                                              /s/ Josephine Chaus
                                              -------------------
                                              Josephine Chaus
                                              Chairwoman of the Board and
                                              Chief Executive Officer